UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2015

ClearOne, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

Utah	001-33660	87-0398877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant.

(a)     On October 8, 2015, ClearOne, Inc. (the “Company”) received notice from its registered public accounting firm, McGladrey LLP (“McGladrey”), that McGladrey resigned effective October 8, 2015. McGladrey's resignation was not due to any reason related to the Company's financial reporting or accounting operations, policies or practices. In its resignation letter, McGladrey stated it had concluded that its independence had been impaired because an associated entity of McGladrey has provided certain prohibited non-audit services under applicable Securities and Exchange Commission rules and related Public Company Accounting Oversight Board professional practice standards to an international subsidiary of the Company. The non-audit services at issue were tax representation services that were not material to the Company's financial results. Prior to such determination, the Company did not believe there were any issues relating to McGladrey’s independence, and the Company and McGladrey continue to believe that the services at issue did not compromise McGladrey’s integrity or objectivity with respect to its audit reports. The Company is not aware of any reason the financial statements in the Company’s Form 10-K for the year ended December 31, 2014 or the Form 10-Qs for the interim periods ended March 31, 2015 and June 30, 2015 will be impacted in any material way upon re-audit and re-review by new independent accountants.

At this time, and before withdrawing its audit report for the year ended December 31, 2014, as discussed further under Item 4.02 below, none of McGladrey's audit reports for the years ended December 31, 2014, 2013 or 2012 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, at this time and during the years ended December 31, 2014, 2013 and 2012 and through October 8, 2015, there were (i) no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to McGladrey's satisfaction, would have caused McGladrey to make a reference to the subject matter of the disagreement in connection with its report for such years and subsequent interim periods, and (ii) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim periods through October 8, 2015, other than McGladrey's withdrawal of its audit report on the Company's financial statements for the year ended December 31, 2014 described herein solely as a result of its determination that it was not independent of the Company for such period and subsequent interim periods, which is discussed further under Item 4.02 below, and constitutes a reportable event under Item 304(a)(1)(v)(D) of Regulation S-K.

The Company has provided McGladrey with a copy of the disclosure set forth in this Item 4.01 of this Current Report on Form 8-K and requested that McGladrey furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein, each as required by SEC rules. A copy of McGladrey's letter, dated October 14, 2015 stating its agreement with the above statements is attached hereto as Exhibit 16.1. A copy of McGladrey's resignation letter, dated October 8, 2015 is attached hereto as Exhibit 99.1.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b)    As disclosed above, in its resignation letter, McGladrey stated it had concluded that its independence had been impaired because an associated entity of McGladrey has provided certain prohibited non-audit services to an international subsidiary of the Company. It further stated that it had reached this conclusion despite its belief that the services of issue did not impact its integrity and objectivity. As a result of McGladrey’s conclusion that its independence had been impaired, within the resignation letter provided to the Company, McGladrey notified the Company that reliance should not, for this reason, be placed on (i) the Report of Independent Registered Public Accounting Firm dated March 30, 2015 relating to the Company's consolidated financial statements for the year ended December 31, 2014; and (ii) the completed interim reviews for the periods ended March 31, 2015 and June 30, 2015. Accordingly, McGladrey has withdrawn their audit reports on the Company’s financial statements for the year ended December 31, 2014 and has revoked their consent to incorporate the report in any and all registration statements.

McGladrey has not brought any other matters to the Company’s attention that would affect the Company’s financial statements or internal control over financial reporting.

In light of the requirements of the federal securities laws and regulations and because the purpose of the auditor independence rules is to provide investors with confidence that audits and reviews of public company financial statements are carried out objectively and impartially by independent accountants, the Company will engage new independent accountants and will have them re-audit and re-review, as appropriate, the referenced financial statements.  Following such re-audit and re-review, the Company plans to file an amended 2014 Annual Report on Form 10-K/A, which the Company expects will include its new independent accountant’s audit report on the Company’s financial statements. The Company can give no assurance that the new independent accountant will reach the same conclusions as McGladrey regarding the application of accounting standards, management estimates or other factors affecting the Company’s financial statements in connection with such accountant’s audit and review process, and that material adjustments to or restatements of the Company’s financial statements for such periods will not be required as a result.

The Company’s audit committee as well as senior management discussed the matters described in this Item 4.02 with representatives of McGladrey. The Company has also provided McGladrey with a copy of the disclosure set forth in this Item 4.02 of this Current Report on Form 8-K and requested that McGladrey furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by SEC rules. A copy of McGladrey's letter, dated October 14, 2015 stating its agreement with the above statements is attached hereto as Exhibit 16.1.

Forward-Looking Statements

This Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on present circumstances and on ClearOne's predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements and any statements of the plans and objectives of management for future operations, are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements. Such forward-looking statements are made only as of the date of this release and ClearOne assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 16.1	Letter from McGladrey LLP, dated October 14, 2015, stating agreement with statements within this Form 8-K.
Exhibit 99.1	Resignation letter from McGladrey LLP, dated October 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ClearOne, Inc., (Registrant)

October 14, 2015	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu Chief Executive Officer (Principal Executive Officer)